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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                 Pursuant to Section 13 or Section 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): JUNE 30, 2000



                             ANC RENTAL CORPORATION
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             (Exact name of Registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdication of incorporation)



               0-30776                                  65-0957875
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       (Commission File Number)             (IRS Employer Identification No.)



            200 SOUTH ANDREWS AVENUE, FORT LAUDERDALE, FLORIDA 33301
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          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (954) 320-4000


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Item 1.  CHANGES IN CONTROL OF REGISTRANT.

         On June 30, 2000 and pursuant to a Separation and Distribution Agreement between ANC Rental Corporation and AutoNation, Inc. of the same date, AutoNation, Inc. effected the tax free spin-off of ANC Rental Corporation to its shareholders. Prior to the spin-off, ANC was a wholly owned subsidiary of AutoNation. With the spin-off, all of the outstanding shares of ANC common stock were distributed to AutoNation stockholders in a ratio of one share of ANC common stock for every eight shares of AutoNation common stock that they owned as of June 16, 2000. Holders of AutoNation common stock did not pay for the distributed shares of ANC common stock. Immediately after the spin-off, all of the capital stock of ANC was held by the stockholders of AutoNation.

         ANC's common stock commenced regular way trading on the Nasdaq National Market System on July 3, 2000. The spin-off is more fully described in ANC's Registration Statement on Form 10 (File No. 0-30776), as amended, which was declared effective by the Securities and Exchange Commission on June 16, 2000.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  3.1 Amended and Restated Certificate of Incorporation of ANC Rental Corporation

                  3.2      Amended and Restated Bylaws of ANC Rental Corporation

                  10.1 Amended and Restated $175,000,000 Credit Agreement, dated as of June 30, 2000, among ANC Rental Corporation, Lehman Brothers Inc., Lehman Commercial Paper Inc. and Congress Financial Corporation (Florida)

                  10.2 Amended and Restated $40,000,000 Credit Agreement, dated as of June 30, 2000, among ANC Rental Corporation, Lehman Brothers Inc., and Lehman Commercial Paper Inc.

                  10.3 Guarantee and Collateral Agreement (Borrowing Base Facility), dated as of June 30, 2000




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                  10.4     Guarantee and Collateral Agreement (Supplemental
                           Facility), dated as of June 30, 2000

                  10.5 Amended and Restated $225,000,000 Senior Loan Agreement, dated as of June 30, 2000, among ANC Rental Corporation, Lehman Brothers Inc. and Lehman Commercial Paper Inc.

                  10.6 Indenture, dated as of June 30, 2000, among ANC Rental Corporation, the guarantors named therein and The Bank of New York

                  10.7 Equity Registration Rights Agreement, dated as of June 30, 2000, between ANC Rental Corporation and Lehman Commercial Paper Inc.

                  10.8 Debt Registration Rights Agreement, dated as of June 30, 2000, between ANC Rental Corporation, the guarantors named therein and Lehman Commercial Paper Inc.

                  10.9 Warrant Agreement, dated as of June 30, 2000, between ANC Rental Corporation and The Bank of New York

                  10.10 Escrow Agreement, dated as of June 30, 2000, among ANC Rental Corporation, Lehman Brothers Inc., Lehman Commercial Paper Inc. and The Bank of New York

                  10.11 Subsidiary Guaranty, dated as of June 30, 2000, by the guarantors named therein in favor of Lehman Commercial Paper Inc.

                  10.12 Separation and Distribution Agreement, dated as of June 30, 2000, between ANC Rental Corporation and AutoNation, Inc.

                  10.13 Transitional Services Agreement, dated as of June 30, 2000, between ANC Rental Corporation and AutoNation, Inc.

                  10.14 Tax Sharing Agreement, dated as of June 30, 2000, between ANC Rental Corporation and AutoNation, Inc.

                  10.15    ANC Rental Corporation 2000 Stock Option Plan

                  10.16    ANC Rental Corporation Employee Stock Purchase Plan



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                  10.17    Forms of Nonqualified Stock Option Agreements Under
                           ANC Rental Corporation Stock Option Plan

                  10.18 Reimbursement Agreement, dated as of June 30, 2000, between ANC Rental Corporation and AutoNation, Inc.







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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2000

                                       ANC Rental Corporation


                                       By: /s/ Howard D. Schwartz
                                          --------------------------------------
                                          Howard D. Schwartz
                                          Senior Vice President, General Counsel
                                          and Secretary







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                                  EXHIBIT INDEX


3.1      Amended and Restated Certificate of Incorporation of ANC Rental
         Corporation

3.2      Amended and Restated Bylaws of ANC Rental Corporation

10.1 Amended and Restated $175,000,000 Credit Agreement, dated as of June 30, 2000, among ANC Rental Corporation, Lehman Brothers Inc., Lehman Commercial Paper Inc. and Congress Financial Corporation (Florida)

10.2 Amended and Restated $40,000,000 Credit Agreement, dated as of June 30, 2000, among ANC Rental Corporation, Lehman Brothers Inc., and Lehman Commercial Paper Inc.

10.3 Guarantee and Collateral Agreement (Borrowing Base Facility), dated as of June 30, 2000

10.4 Guarantee and Collateral Agreement (Supplemental Facility), dated as of June 30, 2000

10.5 Amended and Restated $225,000,000 Senior Loan Agreement, dated as of June 30, 2000, among ANC Rental Corporation, Lehman Brothers Inc. and Lehman Commercial Paper Inc.

10.6 Indenture, dated as of June 30, 2000, among ANC Rental Corporation, the guarantors named therein and The Bank of New York

10.7 Equity Registration Rights Agreement, dated as of June 30, 2000, between ANC Rental Corporation and Lehman Commercial Paper Inc.

10.8 Debt Registration Rights Agreement, dated as of June 30, 2000, between ANC Rental Corporation, the guarantors named therein and Lehman Commercial Paper Inc.

10.9 Warrant Agreement, dated as of June 30, 2000, between ANC Rental Corporation and The Bank of New York

10.10 Escrow Agreement, dated as of June 30, 2000, among ANC Rental Corporation, Lehman Brothers Inc., Lehman Commercial Paper Inc. and The Bank of New York



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10.11    Subsidiary Guaranty, dated as of June 30, 2000, by the guarantors named therein in favor of Lehman Commercial Paper Inc.

10.12 Separation and Distribution Agreement, dated as of June 30, 2000, between ANC Rental Corporation and AutoNation, Inc.

10.13 Transitional Services Agreement, dated as of June 30, 2000, between ANC Rental Corporation and AutoNation, Inc.

10.14 Tax Sharing Agreement, dated as of June 30, 2000, between ANC Rental Corporation and AutoNation, Inc.

10.15    ANC Rental Corporation 2000 Stock Option Plan

10.16    ANC Rental Corporation Employee Stock Purchase Plan

10.17 Forms of Nonqualified Stock Option Agreements Under ANC Rental Corporation Stock Option Plan

10.18 Reimbursement Agreement, dated as of June 30, 2000, between ANC Rental Corporation and AutoNation, Inc.






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